Exhibit 99

                      [LETTERHEAD OF ROTENBERG & CO., LLP]




                         CONSENT OF ROTENBERG & CO., LLP


                                                January 21, 2004


Mr. George Wimbish, President
Mobile Area Networks, Inc.
2772 Depot Street
Sanford, Florida 32773

Dear Mr. Wimbish:

      This is to confirm that the client-auditor relationship between Mobile Area Networks, Inc. (Commission File Number 333-18439) and Rotenberg & Co. LLP has ceased. We have read and agree with the revised disclosures in Item 4 of the Company's Form 8-K concerning this change.


                                Very truly yours,

                                /s/ Rotenberg & Co., LLP

                                Rotenberg & Co., LLP


 1870 Winton Rd South . Rochester, NY 14618 . 585-295-2400 . 585-295-2150 (fax)